Exhibit 99.1

MODERN ROUND, L.L.C.

FINANCIAL STATEMENTS

DECEMBER 31, 2014

Report of Independent Registered Public Accounting Firm

To the Members of

Modern Round, L.L.C.

We have audited the accompanying balance sheet of Modern Round, L.L.C. as of December 31, 2014 and the related statements of operations and members’ equity and cash flows for the period from inception, February 1, 2014, through December 31, 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Modern Round, L.L.C. at December 31, 2014, and the results of its operations, changes in member’s equity, and its cash flows for the period from inception, February 1, 2014, through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ Semple, Marchal & Cooper, LLP

Certified Public Accountants

Phoenix, Arizona
September 18, 2015

TEL 602-241-1500  •  FAX 602-234-1867  •  WWW.SEMPLECPA.COM

MODERN ROUND, L.L.C.

BALANCE SHEET

DECEMBER 31, 2014

ASSETS

Current Assets:
Cash and cash equivalents	$1,889,885

Total Current Assets	1,889,885

Property and Equipment	9,294
Other assets	71,952

Total Assets	$1,971,131

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities:
Accounts payable and accrued expenses	44,541

Total Liabilities	44,541

Members’ Equity	1,926,590

Total Liabilities and Members’ Equity	$1,971,131

The Accompanying Notes are an Integral Part of the Financial Statements

MODERN ROUND, L.L.C.

STATEMENT OF OPERATIONS AND MEMBERS’ EQUITY

For the Period from Inception, February 1, 2014, through December 31, 2014

Revenues	$—

Operating Expenses
Advertising expense	2,216
Computer expense	117
Insurance	3,854
Management fees	1,000
Office expense	3,486
Payroll expense	202,926
Professional fees	211,532
Rent	5,383
Software development	113,986
Travel, meals & entertainment	28,910

Total Operating Expenses	573,410

Net Loss	$(573,410)

Members’ equity at beginning of period	$—
Contributions	2,500,000
Net loss	(573,410)

Members’ equity at end of period	$1,926,590

The Accompanying Notes are an Integral Part of the Financial Statements

MODERN ROUND, L.L.C.

STATEMENT OF CASH FLOWS

For the Period from Inception, February 1, 2014, through December 31, 2014

Cash flows from operating activities:
Net loss	$(573,410)
Adjustments to reconcile net loss to net cash used by operating activities:
Changes in operating assets and liabilities:
Other assets	(71,952)
Accounts payable and accrued expenses	44,541

Net cash used by operating activities	(600,821)

Cash flows from investing activities:
Purchase of property and equipment	(9,294)

Net cash used in investing activities	(9,294)

Cash flows from financing activities:
Member contributions	2,500,000

Net cash provided by financing activities	2,500,000

Net increase in cash and cash equivalents	1,889,885
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$1,889,885

Supplemental Disclosure of Cash Flow Information:
Cash paid during year for interest	$—

The Accompanying Notes are an Integral Part of the Financial Statements

MODERN ROUND, L.L.C.

NOTES TO THE FINANCIAL STATEMENTS

Note 1

Summary of Significant Accounting Policies, Nature of Organization, and Use of Estimates

Operations

The Company was duly formed and organized in the state of Nevada in February 2014, under the name of Virtual Shooting Ranges of America, L.L.C. Effective September 11, 2014, the Articles of Organization were amended to change the name to Modern Round, L.L.C. (the “Company”).

The Company is a business whose planned principal operations are to own and operate venues, initially in North America, that combine a dining and entertainment concept centered around a compelling indoor simulated shooting experience. Since inception in February 2014, the Company has been developing their concept and researching possible venues.

The Company’s activities are subject to significant risks and uncertainties, including failing to secure acceptable venues and execute the development of a compelling simulated shooting experience.

Each Member’s liability for the debts and obligations of the Company is limited in accordance with the terms of the Company’s operating agreement. In accordance with these terms and the provisions of the laws of the state of Nevada, no Member of the Company can be held liable for the individual actions or indebtedness of any other Member. In addition, in general a Member or Manager of a limited liability company is not liable, solely by reason of being a Member or Manager, for the debts, obligations, or liabilities of a limited liability company whether arising in contract or tort; under a judgment, decree, or order of a court; or otherwise.

Basis of Presentation

The accompanying financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

Income Taxes

The members of the Company have organized the Company as a limited liability company (L.L.C.) and have elected to be treated for income tax purpose as a partnership. Accordingly, the Company is not subject to federal or state income taxes. All tax attributes of the Company are passed through to the individual members and federal and state income taxes, if any, are payable by the individual members. Therefore, no provision, liability, or benefit for federal and state income taxes has been included in these financial statements. The Company’s income tax return for 2014 remains open for examination and there were no penalties or interest during 2014.

Start-Up Costs

In accordance with ASC 720-15, “Start-up Costs”, the Company expensed all costs incurred in connection with the start-up and organization of the Company.

Advertising Costs

Advertising costs are expensed as incurred. Total advertising costs for 2014 were $2,216.

MODERN ROUND, L.L.C.

NOTES TO THE FINANCIAL STATEMENTS

Note 1

Summary of Significant Accounting Policies, Nature of Organization, and Use of Estimates (Continued)

Liquor Licenses

The costs of obtaining non-transferable liquor licenses that are directly issued by local government agencies for nominal fees are expensed as incurred. The costs of purchasing transferable liquor licenses through open markets in jurisdictions with a limited number of authorized liquor licenses are capitalized as indefinite-lived intangible assets and are included in other assets on the balance sheet. Liquor licenses are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Annual liquor license renewal fees are expensed over the renewal term.

Property & Equipment

Property and equipment are recorded at cost. Depreciation is provided for on the straight-line method over the estimated useful lives of the assets. The useful lives for all asset classes are five years. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments or renewals are capitalized when incurred. The Company reviews property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amounts of an asset group may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset group. If such assets are considered to be impaired, the impairment recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Fair value is determined based on discounted cash flows or appraised values, depending on the nature of the asset. Depreciation expense was nil for the period from the date of inception through December 31, 2014 as no property and equipment had been placed into service.

Software Development Costs

All costs incurred to establish the technological feasibility of a computer software product to be sold, leased, or otherwise marketed are expensed as incurred. The technological feasibility of a computer software product is established when the Company has completed all planning, designing, coding, and testing activities that are necessary to establish that the product can be produced to meet its design specifications, including functions, features, and technical performance requirements. Costs of producing product masters incurred subsequent to establishing technological feasibility are capitalized, including costs for coding and testing performed subsequent to establishing technological feasibility. Capitalization of computer software costs shall cease when the product is available for general release to customers. At each balance sheet date, the unamortized capitalized costs of a computer software product shall be compared to the net realizable value of that product. The amount by which the unamortized capitalized costs of a computer software product exceed the net realizable value of that asset shall be written off. As of December 31, 2014, the Company had no capitalized software development costs.

Fair Value of Financial Instruments

The carrying values of accounts payable and accrued expenses approximate their fair values because of the short maturity of these instruments.

Liquidity

At December 31, 2014, the Company had cash and cash equivalents of $1,889,885, working capital of $1,845,344, and members’ equity of $1,926,590. Additionally, the Company has incurred losses since its inception, related to the development of the Company’s business. Subsequent to year end, the Company continued to develop the virtual shooting software and explore various venue locations.

Management believes that the current cash resources will allow the Company to continue as a going concern for the next year. The Company plans to meet the future cash needs beyond its cash reserves through proceeds from the sale of additional membership units and/or debt securities. The Company also plans to pursue becoming a publicly traded company and thereby have access to funding in the public equity markets. There can be no assurance as to the availability or terms upon which such financing and capital might be available.

MODERN ROUND, L.L.C.

NOTES TO THE FINANCIAL STATEMENTS

Note 1

Summary of Significant Accounting Policies, Nature of Organization, and Use of Estimates (Continued)

Stock Based Compensation

All share-based payments to employees, including grants of employee stock options, are expensed based on their estimated fair values at the grant date, in accordance with ASC 718. Compensation expense for stock options is recorded over the vesting period using the estimated fair value on the date of grant, as calculated by the Company using the Black-Scholes model. For awards with only service conditions that have graded vesting schedules, compensation cost is recorded on a straight-line basis over the requisite service period for the entire awards, unless vesting occurs earlier. Significant inputs in this model include expected term and expected volatility. The Company determines expected term under the simplified method using an average of the contractual term and vesting period of the award. In estimating expected volatility, the Company utilizes the historical information of similar publicly-traded entities taking into consideration the industry, stage of life cycle, size, etc.

Non-employee stock-based compensation is accounted for based on the fair value of the related stock or options, using the Black-Scholes model, or the fair value of the goods or services on the grant date, whichever is more readily determinable.

Recently Issued Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-9 Revenue from Contracts with Customers (Topic 606) - an accounting standard that supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. The core principle of the new guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. New disclosures about the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers are also required. The effective date of the new standard was deferred by one year by ASU No. 2015-14, Revenue from Contracts with Customers (Topic 606) Deferral of Effective Date. This accounting guidance is effective for public business entities in annual financial reporting periods beginning after December 15, 2017; early adoption is permitted for periods beginning after December 15, 2016. ASU No. 2014-9 may be applied retrospectively (a) to each reporting period presented or (b) with the cumulative effect in retained earnings at the beginning of the adoption period. The Company is currently evaluating the method of adoption and the impact that the adoption of this accounting guidance may have on its financial statements.

On June 10, 2014, the FASB issued ASU No. 2014-10, Development Stage Entities. The update removes the definition of a development stage entity from FASB ASC 915 and eliminates the requirement for development stage entities to present inception-to-date information on the statements of operations, cash flows and members’ equity. The Company early adopted this standard for the period covered herein.

In August 2014, the FASB issued ASU No. 2014-15, Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern. The amendments require management to perform interim and annual assessments of an entity’s ability to continue as a going concern and provides guidance on determining when and how to disclose going concern uncertainties in the financial statements. The standard applies to all entities and is effective for annual and interim reporting periods ending after December 15, 2016, with early adoption permitted. The Company is currently evaluating the impact that this new guidance will have on its financial statements.

In April 2015, the FASB, issued ASU 2015-05, Intangibles—Goodwill and Other— Internal-Use Software, which provides guidance on customer’s accounting for fees paid in a cloud computing arrangement. The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2015. The Company is currently evaluating the impact that this new guidance will have on its financial statements.

Other than as noted above, the Company has not implemented any pronouncements that had material impact on the financial statements, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

MODERN ROUND, L.L.C.

NOTES TO THE FINANCIAL STATEMENTS

Note 2

Concentration of Credit Risk

Financial instruments that subject the Company to potential concentrations of credit risk consist of cash and cash equivalents. The Company maintains its cash in bank accounts, which at times may exceed federally insured limits. At December 31, 2014, the Company had uninsured cash and cash equivalents in the approximate amount of $1,640,000.

Note 3

Property and Equipment

At December 31, 2014, property and equipment consisted of the following:

Office equipment	$7,410
Range equipment	1,884

9,294
Less: accumulated depreciation	—

$9,294

Note 4

Other Assets

At December 31, 2014, other assets consisted of the following:

Deposits	$3,560
Liquor license	68,392

$71,952

Note 5

Commitments

Operating Lease

The Company leases office space in Scottsdale, Arizona under a non-cancelable lease agreement, which commenced on November 15, 2014 and expires in December 2016. Rent expense under the aforementioned lease agreement for the period from the date of inception through December 31, 2014 was approximately $3,800. Future minimum lease payments due under the lease agreement are approximately $41,800 for the year ending December 31, 2015 and approximately $41,800 for the year ending December 31, 2016.

Software Development

In May 2014, the Company entered into a contract for the design of the Company’s website and associated mobile iOS and Android applications and integration with third party software. Total contract fees are approximately $174,000 and the services are to be completed within one year. The contract also provides for a performance bonus of the Company’s equity valued at $50,000 payable upon completion of the project. The Company recorded expense of $113,986 under this contract in 2014.

MODERN ROUND, L.L.C.

NOTES TO THE FINANCIAL STATEMENTS

Note 6

Related Party Transactions

During November 2014, the Company entered into a management agreement with Virtual Management, LLC, which is owned by certain Members of the Company. The agreement provides for an annual management fee of $12,000 (beginning December 2014) and renews annually until terminated by either party. At December 31, 2014, $1,000 was included in accounts payable related to this agreement.

During May 2014, the Company entered into a two year contract for design and decorating services. The contract provides for fees of $60,000 per location payable at the rate of $5,000 per month and has two options to extend the contract for another two years. The design company’s Managing Partner is the spouse of a Member of the Company. Total expense under this contract for 2014 was $40,000.

Note 7

Members’ Equity

During 2014, Members contributed $2,500,000 for the purchase of 100% of the membership units at a per unit price of $0.10.

During February 2014, the Company granted 750,000 options to purchase membership units of the Company. The options have an exercise price of $0.25 per unit and a term of ten years. The options were granted to employees and 250,000 options vested upon issuance with the balance of 500,000 options vesting equally over three years. No expense was recorded for these options during 2014 as their estimated value was de minimus. In calculating the compensation related to employee stock option grants, the fair value of each option is estimated on the date of grant using the Black-Scholes model using the following assumptions: 5 year expected life; 1.69% risk free interest rate; zero dividend rate; and 246% expected volatility. The average remaining contractual term of the options outstanding at December 31, 2014 was 9.75 years.

Note 8

Employee Benefit Plan

The Company maintains a 401(k) profit sharing plan (“Plan”) allowing substantially all employees to participate. Under the terms of the Plan, the employees may elect to contribute a portion of their salary to the Plan. The matching contributions by the Company are at the discretion of the Company’s board of directors, and are subject to certain limitations. The Company contributed $600 to the Plan in 2014.

Note 9

Subsequent Events

We evaluated subsequent events for potential recognition and/or disclosure through September 18, 2015, which is the date these financial statements were available to be issued. The following were noted for disclosure:

In January 2015, the Company entered into a Co-Venture Agreement (“Agreement”) with VirTra Systems, Inc. (“VirTra”). The Co-Venture Agreement provides that VirTra will license or sell to the Company certain software and related technology relating to firearm simulation training. On the effective date of the Agreement, the Company issued to VirTra, 1,365,789 units, representing a 5% ownership in the Company. The Agreement also provides for the grant to VirTra of warrants to purchase 1,365,789 units, representing approximately 5% of the Company, provides for additional units to assure VirTra ownership of 1% of the outstanding units on a fully diluted basis, and the right to purchase 5% of any unit offering. VirTra granted warrants to affiliates of the Company to purchase 5% of the capital stock of VirTra on a fully diluted basis, which are exercisable at $0.136 per share any time subsequent to the earlier of the first anniversary of the Company opening its first range facility utilizing VirTra technology or after the Company opens its first range facility utilizing VirTra technology and the payment of all required minimum royalty payments during the first 12 month period. VirTra also granted warrants to affiliates of the Company to purchase 5% of the capital stock of VirTra on a fully diluted basis, which are exercisable at $0.136 per share any time subsequent to the Company’s payment of $2,000,000 in royalty fees.

MODERN ROUND, L.L.C.

NOTES TO THE FINANCIAL STATEMENTS

Note 9

Subsequent Events (continued)

The Agreement also provides for a 7% royalty payment to VirTra based on gross revenues commencing July 2016 related to the opening of a location in an existing facility or commencing January 2017 related to the opening of a location in a Company newly constructed facility. Further, the Agreement provides for minimum royalty payments of $280,000, $560,000, and $840,000 (thereafter) for each 12 month period following the opening of the first location. The minimum royalty payments will be calculated based on United States (US)/Canada and “other than US/Canada”. If the Company fails to open a facility in the US or Canada within 24 months of the execution of the Agreement, the US/Canada exclusive license will become non-exclusive. If the Company fails to open a facility outside of the US and Canada within five years of the execution of the Agreement, the exclusive license for locations outside the US and Canada will become non-exclusive.

In April 2015, the Company granted 2,500,000 fully-vested options to members and employees to purchase membership units of the Company. The options have an exercise price of $0.50 per unit and a term of 10 years.

In June 2015, the Company entered into severance agreements with two officers. The agreements provide that if the employee is terminated, other than for cause, the Company will pay the employees base salary for a period of 12 months, all unvested stock will vest immediately, and the employee will be paid a pro-rated bonus for the year.

On July 1, 2015, the Company granted 750,000 options to purchase membership units of the Company to the President/Chief Operating Officer. The options vest at 20% per annum beginning July 1, 2016 and have an exercise price of $0.50 per share and a term of 10 years.

MODERN ROUND, L.L.C.

BALANCE SHEETS

	September 30, 2015	December 31, 2014
	(Unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	$322,600	$1,889,885
Prepaid expenses	101,086	—
Available for sale securities	300,000	—

Total Current Assets	723,686	1,889,885

Property and Equipment, net	36,233	9,294
Other assets	71,952	71,952

Total Assets	$831,871	$1,971,131

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$214,029	$44,541
Warrant liability	53,001	—

Total Liabilities	267,030	44,541

Members’ Equity	564,841	1,926,590

Total Liabilities and Members’ Equity	$831,871	$1,971,131

The Accompanying Notes are an Integral Part of the Financial Statements

MODERN ROUND, L.L.C.

UNAUDITED STATEMENTS OF OPERATIONS

	Nine Months Ended September 30, 2015	Inception (February 1, 2014) Through September 30, 2014
Revenues	$—	$—

Operating Expenses
Advertising expense	4,290	—
Computer expense	4,644	—
Depreciation	2,806	—
Insurance	32,777	715
Management fees	224,000	—
Office expense	29,711	1,005
Payroll expense	337,147	135,903
Professional fees	194,401	85,795
Rent	32,341	—
Research and development	74,526	—
Software development	773,975	53,985
Travel, meals & entertainment	25,876	25,291

Total Operating Expenses	1,736,494	302,694

Net Loss	$(1,736,494)	$(302,694)

The Accompanying Notes are an Integral Part of the Financial Statements

MODERN ROUND, L.L.C.

UNAUDITED STATEMENT OF CHANGES IN MEMBERS’ EQUITY

	Members’ Equity	Accumulated Deficit	Total
Balance at December 31, 2014	$2,500,000	$(573,410)	$1,926,590
Equity-based compensation	374,745		374,745
Loss for the nine month period ended September 30, 2015		(1,736,494)	(1,736,494)

Balance at September 30, 2015	$2,874,745	$(2,309,904)	$564,841

The Accompanying Notes are an Integral Part of the Financial Statements

MODERN ROUND, L.L.C.

UNAUDITED STATEMENTS OF CASH FLOWS

	Nine Months Ended September 30, 2015	Inception (February 1, 2014) Through September 30, 2014
Cash flows from operating activities:
Net loss	$(1,736,494)	$(302,694)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	2,806	—
Equity-based compensation	374,745	—
Warrant liability	53,001	—
Changes in operating assets and liabilities:
Prepaid expenses	(101,086)	—
Other assets	—	(68,393)
Accounts payable and accrued expenses	169,488	19,041

Net cash used in operating activities	(1,237,540)	(352,046)

Cash flows from investing activities:
Purchase of available for sale securities	(300,000)	—
Purchase of property and equipment	(29,745)	(1,885)

Net cash used in investing activities	(329,745)	(1,885)

Cash flows from financing activities:
Member contributions	—	2,500,000

Net cash provided by financing activities	—	2,500,000

Net increase (decrease) in cash and cash equivalents	(1,567,285)	2,146,069
Cash and cash equivalents at beginning of period	1,889,885	—

Cash and cash equivalents at end of period	$322,600	$2,146,069

Supplemental Disclosure of Cash Flow Information:
Cash paid during period for interest	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements

MODERN ROUND, L.L.C.

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

Note 1

Summary of Significant Accounting Policies, Nature of Organization, and Use of Estimates

Operations

The Company was duly formed and organized in the state of Nevada in February 2014, under the name of Virtual Shooting Ranges of America, L.L.C. Effective September 11, 2014, the Articles of Organization were amended to change the name to Modern Round, L.L.C. (the “Company” or “we”).

The Company is a business whose planned principal operations are to own and/or lease and operate venues, initially in North America, that combine a dining and entertainment concept centered around a compelling indoor simulated shooting experience. Since inception in February 2014, the Company has been developing their concept and researching possible venues.

The Company’s activities are subject to significant risks and uncertainties, including failing to secure acceptable venues and execute the development of a compelling simulated shooting experience.

Each Member’s liability for the debts and obligations of the Company is limited in accordance with the terms of the Company’s operating agreement. In accordance with these terms and the provisions of the laws of the state of Nevada, no Member of the Company can be held liable for the individual actions or indebtedness of any other Member. In addition, in general a Member or Manager of a limited liability company is not liable, solely by reason of being a Member or Manager, for the debts, obligations, or liabilities of the limited liability company whether arising in contract or tort; under a judgment, decree, or order of a court; or otherwise.

Basis of Presentation

The accompanying unaudited interim financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information not misleading. These interim financial statements should be read in conjunction with the Company’s December 31, 2014 audited financial statements and the notes thereto.

In the opinion of management, all adjustments considered necessary for a fair presentation have been included which were of a normal, recurring nature. Operating results for the nine-month period ended September 30, 2015 are not necessarily indicative of future financial results.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

The Company determines the appropriate classification of its investments in equity securities at the time of acquisition and reevaluates such determinations at each balance sheet date. Investments in equity securities are classified as held to maturity when the Company has the positive intent and ability to hold securities to maturity. Investments in equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and are reported at fair value, with the unrealized gains and losses recognized in earnings. Investments in equity securities not classified as held to maturity or as trading, are classified as available for sale, and are carried at fair value, with any unrecognized gains and losses, net of tax, included in the determination of comprehensive income (loss) and reported in members’ equity.

MODERN ROUND, L.L.C.

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

Note 1

Summary of Significant Accounting Policies, Nature of Organization, and Use of Estimates (Continued)

Property and Equipment, net

Property and equipment are recorded at cost. Depreciation is provided for on the straight-line method over the estimated useful lives of the assets. The useful lives for all asset classes are five years. Maintenance and repairs that neither materially add to the value of the property nor appreciably prolong its life are charged to expense as incurred. Betterments or renewals are capitalized when incurred. The Company reviews property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amounts of an asset group may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset group. If such assets are considered to be impaired, the impairment recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Fair value is determined based on discounted cash flows or appraised values, depending on the nature of the asset. Depreciation expense was $2,806 for the nine months ended September 30, 2015 and nil for the period from the date of inception through September 30, 2014 as no property and equipment had been placed into service during that period.

Software Development Costs

All costs incurred to establish the technological feasibility of a computer software product to be sold, leased, or otherwise marketed are expensed as incurred. The technological feasibility of a computer software product is established when the Company has completed all planning, designing, coding, and testing activities that are necessary to establish that the product can be produced to meet its design specifications, including functions, features, and technical performance requirements. Costs of producing product masters incurred subsequent to establishing technological feasibility are capitalized, including costs for coding and testing performed subsequent to establishing technological feasibility. Capitalization of computer software costs shall cease when the product is available for general release to customers. At each balance sheet date, the unamortized capitalized costs of a computer software product shall be compared to the net realizable value of that product. The amount by which the unamortized capitalized costs of a computer software product exceed the net realizable value of that asset shall be written off. As of September 30, 2015 (unaudited) and December 31, 2014, the Company had no capitalized software development costs.

Fair Values of Financial Assets and Liabilities

The Company measures and discloses certain financial assets and liabilities at fair value. Authoritative guidance defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Authoritative guidance also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1- Quoted prices in active markets for identical assets or liabilities.

Level 2- Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3- Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

MODERN ROUND, L.L.C.

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

Note 1

Summary of Significant Accounting Policies, Nature of Organization, and Use of Estimates (Continued)

Fair Values of Financial Assets and Liabilities (continued)

The following are the classes of assets and liabilities measured at fair value on a recurring basis at September 30, 2015 using quoted prices in active markets for identical assets (Level 1); significant other observable inputs (Level 2); and significant unobservable inputs (Level 3):

	Level 1: Quoted Prices in active Markets for Identical Assets	Level 2: Significant Other Observable Inputs	Level 3: Significant Unobservable Inputs	Total at September 30, 2015
Available for sale securities	$—	$300,000	$—	$300,000
Warant liability	$—	$—	$53,001	$53,001

The following is a reconciliation of the opening and closing balances for assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the nine months ended September 30, 2015:

Warrant Liability
Balance at December 31, 2014	$—
Grant date valuation	41,065
Change in valuation	11,936

Balance at September 30, 2015	$53,001

Collaborative Arrangement

On January 16, 2015, the Company entered into a Co-Venture Agreement with VirTra Systems, Inc. (“VirTra”). The Company has evaluated the VirTra agreement and has determined that it is a collaborative arrangement under FASB ASC Topic 808, Collaborative Arrangements and that the Company is the principal participant, therefore, costs incurred and revenue generated from third parties are recorded on a gross basis in the financial statements. The Company will reevaluate whether an arrangement qualifies or continues to qualify as a collaborative arrangement whenever there is a change in either the roles of the participants or the participants’ exposure to significant risks and rewards, dependent on the ultimate commercial success of the endeavor.

The Company is in the preliminary stage of creating an entertainment concept centered around an indoor simulated shooting entertainment experience with a restaurant/bar (“the Concept”). VirTra owns or controls rights to certain software and related technology relating to firearms simulation training and the parties desired for VirTra to license or sell the VirTra technology to Modern Round to assist with the further development of the Concept. Through the Co-Venture Agreement (“the Agreement”), the parties formalized an arrangement whereby VirTra and Modern Round will collaborate on developing and operating the Concept.

Pursuant to the Agreement, VirTra will develop and integrate certain Scenarios and Customizations using VirTra software and NOMA software (“the Project”). Excluding the NOMA software, VirTra will retain the rights to their Existing Scenarios and the Customizations. Modern Round will retain the rights to the NOMA Software.

MODERN ROUND, L.L.C.

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

Note 1

Summary of Significant Accounting Policies, Nature of Organization, and Use of Estimates (Continued)

Collaborative Arrangement (continued)

During the term of the Agreement, VirTra will grant to Modern Round an exclusive, non-transferrable royalty-bearing right and license to use and distribute the VirTra Software, including all Scenarios and Customizations in locations to operate the Concept. Additionally, during the term of the Agreement, Modern Round will grant VirTra a non-exclusive and non-transferrable right and license to use the NOMA Software to complete the Project under the Agreement.

During the nine months ended September 30, 2015, the Company issued 1,365,789 member units in relation to the collaborative arrangement, valued at $136,579 and granted 1,365,789 warrants to purchase member units at $0.25 per unit, valued at $53,001 as of September 30, 2015 (See Note 2). The Company assumed all development costs and during the nine months ended September 30, 2015 recorded software development costs in the approximate amount of $465,000.

Liquidity

At September 30, 2015 (unaudited) and December 31, 2014, the Company had cash and cash equivalents of $322,600 and $1,889,885, working capital of $456,656 and $1,845,344, and members’ equity of $564,841 and $1,926,590, respectively. Additionally, the Company has incurred losses since its inception related to the development of the Company’s business. Subsequent to the balance sheet date, the Company continued to develop the virtual shooting software and explore various venue locations.

Management believes that the current cash resources will allow the Company to continue as a going concern for the next year. The Company plans to meet the future cash needs beyond its cash reserves through proceeds from the sale of additional membership units and/or debt securities. Subsequent to the balance sheet date, the Company has received proceeds from a debt offering in the aggregate of $1,275,000. Also subsequent to the balance sheet date, the Company completed a reverse merger with a publicly traded company and plans to access funding in the public equity markets. There can be no assurance as to the availability or terms upon which such financing and capital might be available, if at all.

Stock Based Compensation

All share-based payments to employees, including grants of employee stock options, are expensed based on their estimated fair values at the grant date, in accordance with ASC 718. Compensation expense for stock options is recorded over the vesting period using the estimated fair value on the date of grant, as calculated by the Company using the Black-Scholes model. For awards with only service conditions that have graded vesting schedules, compensation cost is recorded on a straight-line basis over the requisite service period for the entire awards, unless vesting occurs earlier. Significant inputs in this model include expected term and expected volatility. The Company determines expected term under the simplified method using an average of the contractual term and vesting period of the award. In estimating expected volatility, the Company utilizes the historical information of similar publicly-traded entities taking into consideration the industry, stage of life cycle, size, and other factors that are deemed relevant.

Non-employee stock-based compensation is accounted for based on the fair value of the related member unit options, or warrants, using the Black-Scholes model, or the fair value of the goods or services on the grant date, whichever is more readily determinable.

MODERN ROUND, L.L.C.

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

Note 1

Summary of Significant Accounting Policies, Nature of Organization, and Use of Estimates (Continued)

Recently Issued Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-9 Revenue from Contracts with Customers (Topic 606) - an accounting standard that supersedes the revenue recognition requirements in Topic 605, Revenue Recognition. The core principle of the new guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. New disclosures about the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers are also required. The effective date of the new standard was deferred by one year by ASU No. 2015-14, Revenue from Contracts with Customers (Topic 606) Deferral of Effective Date. This accounting guidance is effective for public business entities in annual financial reporting periods beginning after December 15, 2017; early adoption is permitted for periods beginning after December 15, 2016. ASU No. 2014-9 may be applied retrospectively (a) to each reporting period presented or (b) with the cumulative effect in retained earnings at the beginning of the adoption period. The Company is currently evaluating the method of adoption and the impact that the adoption of this accounting guidance may have on its financial statements.

In August 2014, the FASB issued ASU No. 2014-15, Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern. The amendments require management to perform interim and annual assessments of an entity’s ability to continue as a going concern and provides guidance on determining when and how to disclose going concern uncertainties in the financial statements. The standard applies to all entities and is effective for annual and interim reporting periods ending after December 15, 2016, with early adoption permitted. The Company is currently evaluating the impact that this new guidance will have on its financial statements.

In April 2015, the FASB, issued ASU 2015-05, Intangibles—Goodwill and Other— Internal-Use Software, which provides guidance on customer’s accounting for fees paid in a cloud computing arrangement. The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2015. The Company is currently evaluating the impact that this new guidance will have on its financial statements.

In January 2016, the FASB, issued ASU 2016-01, Financial Instruments, which require all equity investments to be measured at fair value with changes in the fair value recognized through net income (other than those accounted for under equity method of accounting or those that result in consolidation of the investee). The amendments in this update also require an entity to present separately in other comprehensive income the portion of the total change in the fair value of a liability resulting from a change in the instrument-specific credit risk when the entity has elected to measure the liability at fair value in accordance with the fair value option for financial instruments. In addition, the amendments in this update eliminate the requirement to disclose the fair value of financial instruments measured at amortized cost for entities that are not public business entities and the requirement to disclose the method(s) and significant assumptions used to estimate the fair value that is required to be disclosed for financial instruments measured at amortized cost on the balance sheet for public business entities. The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2017. The Company is currently evaluating the impact that this new guidance will have on its financial statements.

Other than as noted above, the Company has not implemented any pronouncements that had material impact on the financial statements, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

MODERN ROUND, L.L.C.

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

Note 2

Commitments

Co-Venture Agreement

In January 2015, the Company entered into a Co-Venture Agreement (“Agreement”) with VirTra Systems, Inc. (“VirTra”). The Co-Venture Agreement provides that VirTra will license or sell to the Company certain software and related technology relating to firearm simulation training. On the effective date of the Agreement, the Company issued to VirTra, 1,365,789 units, representing a 5% ownership in the Company. The units were valued at $0.10 per unit based on recent sales. The Agreement also provides for the grant to VirTra of warrants to purchase 1,365,789 units, representing 5% of the Company, provides for additional units to assure VirTra ownership of 1% of the outstanding units on a fully diluted basis, and the right to purchase 5% of any unit offering.

VirTra granted warrants to affiliates of the Company to purchase 5% of the capital stock of VirTra on a fully diluted basis, which are exercisable at $0.136 per share any time subsequent to the earlier of the first anniversary of the Company opening its first range facility utilizing VirTra technology or after the Company opens its first range facility utilizing VirTra technology and the payment of all required minimum royalty payments during the first 12 month period. VirTra also granted warrants to affiliates of the Company to purchase 5% of the capital stock of VirTra on a fully diluted basis, which are exercisable at $0.136 per share any time subsequent to the Company’s payment of $2,000,000 in royalty fees.

The Agreement also provides for a 7% royalty payment to VirTra based on gross revenues commencing July 2016 related to the opening of a location in an existing facility or commencing January 2017 related to the opening of a location in a Company newly constructed facility. Further, the Agreement provides for minimum royalty payments of $280,000, $560,000, and $840,000 (thereafter) for each 12 month period following the opening of the first location in the United States (US)/Canada based on sales in these territories. This Agreement also provides for minimum royalty payments of $280,000, $560,000, and $840,000 (thereafter) for each 12 month period following the opening of the first location other than in the US and Canada based on sales in those territories. If the Company fails to open a facility in the US or Canada within 24 months of the execution of the Agreement, the US/Canada exclusive license will become non-exclusive. If the Company fails to open a facility outside of the US and Canada within five years of the execution of the Agreement, the exclusive license for locations outside the US and Canada will become non-exclusive.

In calculating the compensation related to the warrant to purchase the additional 1,365,789 units, the fair value was estimated on the date of grant to be $41,065 using the Black-Scholes model using the following assumptions: 2.87 year expected life; 1.34% risk free interest rate; zero dividend rate; and 82% expected volatility. Pursuant to Topic 505-50-30-11, the Company revalues the warrants at each reporting date until a measurement date is reached. Further, the values of the member units and warrants granted to VirTra have been reflected as a prepaid expense and are being amortized over the expected measurement period through June 2016. For the nine months ended September 30, 2015, the Company amortized $94,790 to software development expense.

Severance Agreements

In June 2015, the Company entered into severance agreements with two officers. The agreements provide that if the employee is terminated, other than for cause, the Company will pay the employees base salary for a period of 12 months, all unvested stock will vest immediately, and the employee will be paid a pro-rated bonus for the year.

Software Development

In May 2014, the Company entered into a contract for the design of the Company’s website and associated mobile iOS and Android applications and integration with third party software. The contract includes a performance bonus of the Company’s equity valued at $50,000, which will be paid upon completion of the project. The Company recorded expense of $73,570 and $113,986 under this contract for the nine months ended September 30, 2015 and in 2014, respectively.

MODERN ROUND, L.L.C.

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

Note 2

Commitments (Continued)

Software Development (continued)

In addition, during June 2015, the Company entered into an agreement with this software developer that provides for payment of services at the rate of $15,500 per month with, at the option of the Company, the ability to pay $5,000 of the amount in the form of either cash or membership units. The exercise price per unit or share will be equal to the price the Company sells units to independent investors in a private placement. As of September 30, 2015, there was $20,000 of outstanding fees payable to this software developer, which is included in accounts payable.

Architect Design Services

In September 2015, the Company entered into an agreement, in the amount of $118,500, for architect design and prototype design services for its first venue to be opened in Peoria, Arizona. Work under the agreement commenced subsequent to September 30, 2015.

Note 3

Fair Value of Financial Instruments

The carrying values of accounts payable and accrued expenses approximate their fair values because of the short maturity of these instruments, which represent Level 3 inputs.

Available for sale securities are recorded at the original cost basis ($300,000) and the fair value of available for sale securities is based on the price of the private placement memorandum under which it was sold, which represents Level 2 inputs. There were no unrealized gains and losses on available for sale securities for the nine months ended September 30, 2015, and consequently no other comprehensive income or loss.

We estimated the fair value of the warrant liability using Level 3 inputs and the Black Scholes valuation model. The estimated fair value as of September 30, 2015 used the following inputs: 2.17 year life; $0.25 exercise price; 110% volatility; and 1.01% risk free interest rate.

Note 4

Related Party Transactions

During November 2014, the Company entered into a management agreement with Virtual Management, LLC, which is owned by certain Members of the Company. The agreement provides for an annual management fee of $12,000 (beginning December 2014) and renews annually until terminated by either party. As of September 30, 2015 and December 31, 2014, $10,000 and $1,000, respectively, was included in accounts payable related to this agreement and the Company recorded management fees of $9,000 and nil for the nine month period ended September 30, 2015 and 2014, respectively.

During May 2014, the Company entered into a two year contract for design and decorating services. The contract provides for fees of $60,000 per location payable at the rate of $5,000 per month and has two options to extend the contract for another two years. The design company’s Managing Partner is the spouse of a Member of the Company. During the nine months ended September 30, 2015 and 2014, the Company recorded design fees of $45,000 and $20,000, respectively, and had nil due to the related party as of September 30, 2015 and December 31, 2014.

During July 2015, the Company entered into an agreement for software development with a related party. The agreement provides for an initial payment of $31,000 and monthly payments thereafter of $25,000 until the expected project completion in March 2016. During the nine months ended September 30, 2015, the Company recorded expenses of $81,000 under this agreement and had nil due to the related party as of September 30, 2015.

MODERN ROUND, L.L.C.

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

Note 5

Members’ Equity

The Company’s Members all have the same rights, preferences, and privileges.

During the nine months ended September 30, 2015, the Company entered into the following transactions affecting members’ equity:

In January 2015, the Company entered into a Co-Venture Agreement with VirTra Systems, Inc. and issued 1,365,789 membership units and 1,365,789 warrants to purchase membership units (See Note 2).

In April 2015, the Company granted 2,375,000 fully-vested options to members and employees to purchase membership units of the Company. The options have an exercise price of $0.50 per unit and a term of 10 years. For the aforementioned 2,375,000 fully-vested options, the estimated $190,000 value was determined using the Black-Scholes model using the following assumptions: 5 year expected life; 1.34% risk free interest rate; zero dividend rate; and 142% expected volatility. The expense is included in management fees in the Statement of Operations.

In April 2015, the Company granted 125,000 fully-vested options to VirTra to purchase membership units of the Company. The options have an exercise price of $0.50 per unit and a term of 10 years. The estimated $10,000 value was determined using the Black-Scholes model using the following assumptions: 5 year expected life; 1.34% risk free interest rate; zero dividend rate; and 142% expected volatility.

During June 2015, the Company granted 25,000 options to purchase membership units of the Company. The options have an exercise price of $0.50 per unit and a term of 10 years. The options were granted to a third party and were fully vested upon issuance. The value of $1,500 was determined using the Black-Scholes model using the following assumptions: 5 year expected life; 1.49% risk free interest rate; zero dividend rate; and 118% expected volatility.

In July 2015, the Company granted 750,000 options to purchase membership units of the Company to the President/Chief Operating Officer. The options vest at 20% per annum beginning July 1, 2016 and have an exercise price of $0.50 per share and a term of 10 years. The approximate value of $65,000 was determined using the Black-Scholes model using the following assumptions: 6.5 year expected life; 2.14% risk free interest rate; zero dividend rate; and 145% expected volatility.

A summary of the options and warrants as of and for the nine months ended September 30, 2015 are presented in the table below:

	Weighted Average Exercise Price	Number of Options and Warrants	Weighted Average Remaining Contractual Term	Aggregate Fair Value
Outstanding at December 31, 2014	$0.25	750,000	9.75	$75,000
Granted	0.43	4,640,789	9.51	307,565

Outstanding at September 30, 2015 (unaudited)	$0.40	5,390,789	9.43	$382,565

MODERN ROUND, L.L.C.

UNAUDITED NOTES TO THE FINANCIAL STATEMENTS

Note 6

Subsequent Events

In October 2015, the Company entered into the following transactions:

•	Granted an aggregate of 50,000 warrants to purchase membership units to two employees. The warrants vest over a three year period, are exercisable at $0.50 per unit, and expire 10 years from the grant date. In addition, the Company granted 75,000 warrants to purchase membership units to an employee pursuant to an employment letter. The warrants vest over a three year period, are exercisable at a price per unit equal to the price the Company sells units to independent investors in a private placement, and expire 10 years from the grant date.

•	The Company formed a wholly-owned Arizona-based limited liability company, MR Peoria, L.L.C. to hold the lease on their first venue. The lease commenced on November 1, 2015 and has a term of 10 years. The lease provides for escalating monthly payments from approximately $9,200 to $23,000. The total commitment over the lease term is approximately $2,363,000.

In November 2015, the Company entered into the following transactions:

•	Signed a license agreement with a related party to license Modern Round’s proprietary hardware, software, operating manuals, trademarks, concepts, etc., to operate their entertainment and restaurant concept in Israel. The initial fee for the license is $40,000 to be paid over a 10 month period, in addition to a 6% royalty fee to be paid monthly based on total sales.

•	The Manager approved the Company to undertake a private offering of up to $2,500,000 of 8% Convertible Promissory Notes. The Convertible Notes will be convertible into units (or shares, if applicable) of the Company (or its parent company, if applicable) at a price equal to $0.50 per unit (or an amount per share determined based upon the applicable conversion ratio for converting units of the Company into shares of its parent company). Through December 2015, the Company has received proceeds of $1,275,000 under this private placement. The proceeds were received from members, employees, and third parties.

•	Entered into an agreement in the approximate amount of $427,000 with a third party contractor for the design and installation of audio, video, and control system through MR Peoria, L.L.C.

•	Entered into two contracts for management consulting services. The contracts are for one year and provide for an aggregate of 1,900,000 member units to be issued as compensation.

In December 2015, the Company entered into the following transactions:

•	Granted 75,000 membership unit options to an employee. The exercise price will be the price per unit equal to the price the Company sells units to independent investors in a private placement. The options vest over a three year period and have a term of 10 years.

•	Amended the lease agreement for their corporate offices to increase the leased space and extend the lease through March 2019. The monthly lease rates, commencing January 1, 2016, include one month at $3,540, three free months, and thirty-six months ranging from $7,047 to $7,323 per month.

•	Entered into a merger agreement with Nuvola, Inc. (“Nuvola”), a public entity. Pursuant to the merger agreement, the members of the Company will convert their membership interests into shares of Nuvola and will hold an aggregate of 96.65% of the issued and outstanding shares of Nuvola as of the effective date of the merger. The merger transaction closed on December 31, 2015.

In January 2016, the Company entered into the following transactions:

•	Entered into a $95,000 contract with a general contractor to provide services in relation to the build out of the MR Peoria,LLC venue.